UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2012

Vertro, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-30428 (Commission File Number)	88-0348835 (IRS Employer Identification No.)

143 Varick Street New York, New York 10013 (Address of principal executive offices)	10013 (Zip Code)

Registrant’s telephone number, including area code: (212) 231-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fıling is intended to simultaneously satisfy the fıling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On March 1, 2012, Vertro, Inc. (“Vertro”) completed its merger (the “Merger”) with and into Anhinga Merger Subsidiary, Inc. (“Merger Sub”), a wholly-owned subsidiary of Inuvo, Inc. (“Inuvo”), pursuant to that certain Agreement and Plan of Merger, dated as of October 16, 2011, by and among Inuvo, Merger Sub and Vertro (the “Merger Agreement”). Vertro is the surviving corporation (“Surviving Corporation”) in the Merger and, as a result of the Merger, is as a wholly-owned subsidiary of Inuvo. The following events took place in connection with the consummation of the Merger.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Pursuant to the terms of the Merger Agreement, each share of Vertro common stock, $0.005 par value per share (“Vertro Common Stock”), other than Vertro Common Stock held by parties to the Merger, was cancelled and automatically converted into the right to receive 1.546 shares of Inuvo common stock, $0.001 par value per share (“Inuvo Common Stock”), and cash in lieu of fractional shares, as applicable.

Shares of Vertro Common Stock, which traded under the symbol “VTRO,” have ceased trading on, and are being delisted from, the Nasdaq Capital Market (“Nasdaq”).

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K.

On March 1, 2012, Inuvo issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Following completion of the merger, Vertro notified Nasdaq and requested that Nasdaq (i) suspend trading in Vertro Common Stock and (ii) file with the Securities and Exchange Commission (“SEC”) an application on Form 25 to report that the Vertro Common Stock is no longer listed on Nasdaq. As a result, Vertro Common Stock will no longer be listed on Nasdaq. Vertro also intends to file with the SEC a certification on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting that its common stock be deregistered and that its reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement and upon completion of the Merger, each issued and outstanding share of Vertro Common Stock (other than Vertro Common Stock owned directly or indirectly by Inuvo or Merger Sub or held by Vertro or any of its subsidiaries) automatically converted into the right to receive 1.546 (the “Exchange Ratio”) shares of Inuvo Common Stock. All options to purchase Vertro Common Stock under Vertro’s stock plans converted into options to acquire a number of shares of Inuvo Common Stock adjusted for the Exchange Ratio, at an option price also adjusted for the Exchange Ratio, but otherwise retained the same terms and conditions. All Vertro restricted stock units, to the extent not vested or cancelled as a result of the change of control, became restricted stock units based on Inuvo Common Stock, as adjusted for the Exchange Ratio, but otherwise retained the same terms and conditions.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K.

The disclosure provided under Item 5.03 below is incorporated by reference herein.

Item 5.01	Changes in Control of the Registrant.

As a result of the Merger, a change of control of Vertro occurred, and Vertro became a wholly owned subsidiary of Inuvo. The disclosure under Items 2.01 and 3.03 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon completion of the Merger, each member of Vertro’s Board of Directors (the “Vertro Board”) resigned as a director of Vertro. These resignations were not a result of any disagreements between Vertro and the directors on any matter related to Vertro’s operations, policies or practices. Upon completion of the Merger and in accordance with the terms of the Merger Agreement, Wallace Ruiz, the sole director of Merger Sub immediately prior to the Merger, became the sole director of the Surviving Corporation.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon completion of the Merger, the Certificate of Incorporation of Merger Sub became the Articles of Organization of the Surviving Corporation. The Certificate of Incorporation and Bylaws are attached hereto as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 29, 2011, Vertro held a special meeting of stockholders (1) to adopt the agreement and plan of merger, dated October 16, 2011, among Inuvo, Inc., Anhinga Merger Subsidiary, a wholly owned subsidiary of Inuvo, and Vertro, Inc.; (2) to approve, on a nonbinding advisory basis, the compensation of Vertro’s named executive officers that is based on or otherwise relates to the merger; and (3) to approve any motion to adjourn or postpone the Vertro special meeting to another time or place, if necessary to solicit additional proxies if there are insufficient votes at the time of the Vertro special meeting to adopt the merger agreement and approve the merger. The proposals are described in detail in the joint proxy statement/prospectus filed with the Securities and Exchange Commission on January 27, 2012. As of January 27, 2012, the record date for determining the Vertro stockholders entitled to vote on the proposals presented at the special meeting of stockholders, there were 7,434,972 issued and outstanding shares of Vertro Common Stock entitled to vote at the meeting. At the special meeting of stockholders, the holders of 4,740,321 issued and outstanding shares of Vertro Common Stock were represented in person or by proxy, constituting a quorum. The Vertro stockholders approved each of the three matters. The final voting results for each proposal are set forth below:

Proposal 1 – Adoption of the Merger Agreement

For	Against	Abstain	Broker Non-Votes
3,826,730	327,112	586,479	--

Proposal 2 – Approve the Compensation of Named Executive Officers Related to the Merger

For	Against	Abstain	Broker Non-Votes
3,493,479	653,103	593,739	--

Proposal 3 – Adjournment of the Meeting

For	Against	Abstain	Broker Non-Votes
3,746,195	398,199	595,927	--
The special meeting was not adjourned to a later date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                     Description

2.1
Agreement and Plan of Merger, dated October 16, 2011, by and among Inuvo, Inc., Anhinga Merger Subsidiary, Inc. and Vertro, Inc. (incorporate by reference to the Company’s Current Report on Form 8-K, filed on October 17, 2011).

3.1	Certificate of Incorporation of Vertro, Inc.

3.2	Bylaws of Vertro, Inc.

99.1	Press Release, dated March 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vetro, Inc.

Date: March 5, 2012	By:	/s/ John B. Pisaris
John B. Pisaris
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.                     Description

2.1
Agreement and Plan of Merger, dated October 16, 2011, by and among Inuvo, Inc., Anhinga Merger Subsidiary, Inc. and Vertro, Inc. (incorporate by reference to the Company’s Current Report on Form 8-K, filed on October 17, 2011).

3.1	Certificate of Incorporation of Vertro, Inc.

3.2	Bylaws of Vertro, Inc.

99.1	Press Release, dated March 1, 2012.
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